UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 19, 2005
                                                --------------------------------


                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                                 333-110968                  52-1495132
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(State or other jurisdiction      (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street, Edison, New Jersey                                08837
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  (732) 205-0600
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as an exhibit are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter issued by the Securities and Exchange Commission (the "Commission") on February 17, 1995 to the Public Securities Association (the "PSA")) furnished to Chase Mortgage Finance Corporation (the "Company") by J.P. Morgan Securities Inc. in respect of the Company's proposed offering of certain classes of the ChaseFlex Trust Series 2005-2, Mortgage Pass-Through Certificates, CFLX 2005-2 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-110968) (the "Registration Statement"). The Company hereby incorporates the attached Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

            The Structural Term Sheets and Collateral Term Sheets were prepared solely by J.P. Morgan Securities Inc., and the Company did not prepare or participate in the preparation of the Structural Term Sheets or Collateral Term Sheets.

            Any statement or information contained in the attached Structural Term Sheets or Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.           Description
            -----------           -----------

            (99.1) Structural Term Sheets and Collateral Term Sheets prepared by J.P. Morgan Securities Inc. in connection with certain classes of the ChaseFlex Trust Series 2005-2, Mortgage Pass-Through Certificates, CFLX 2005-2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



      May 20, 2005

                                   By:   /s/ Bruce Friedman
                                      ----------------------------------
                                      Name:  Bruce Friedman
                                      Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

99.1                    Structural Term Sheets and                    (E)
                        Collateral Term Sheets
                        prepared by J.P. Morgan
                        Securities Inc. in
                        connection with certain
                        classes of the ChaseFlex
                        Trust Series 2005-2,
                        Mortgage Pass-Through
                        Certificates, CFLX 2005-2.